Exhibit 10.73                                     Loan No. 734079796
                                                          Post Ridge


                              AMENDED AND RESTATED
                                MULTIFAMILY NOTE


     This AMENDED AND RESTATED MULTIFAMILY NOTE (together with all extensions, renewals, modification, substitutions and amendments thereof and all instruments from time to time issued in exchange therefor collectively referred to herein as the "Note") in the principal sum of FOUR MILLION FIFTY THOUSAND AND 00/100 DOLLARS ($4,050,000) in lawful money of the United States of America is made this 1st day of November, 1996, between the Maker, POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP, a Tennessee limited partnership, whose address is c/o Insignia Financial Group, Inc., 1 Insignia Financial Plaza, Greenville, South Carolina 29602 (herein "Borrower"), and the Payee, LEHMAN BROTHERS HOLDING INC. d/b/a Lehman Capital, A Division of Lehman Brothers Holdings Inc. a corporation, organized and existing under the laws of Delaware, whose address is Three World Financial Center, New York, New York 10285 (herein "Lender").
     WHEREAS, Borrower has executed and delivered that certain Multifamily Note dated as of September 30, 1996 in the original principal amount of FOUR MILLION FIFTY THOUSAND AND 00/100 DOLLARS ($4,050,000) (the "Existing Note"), to Lender.
     WHEREAS, the Existing Note is secured by that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated as of September 30, 1996 (the "Existing Mortgage") and recorded on October 1, 1996 in Book 10210, page 726 in the land records of Davidson County.
     WHEREAS, on the date hereof, Borrower and Lender desire to amend and restate the Existing Note as set forth below.
     From and after the date hereof, the terms, covenants and provisions of the Existing Note are hereby modified, amended and restated in their entirety as provided on Rider A attached hereto and incorporated herein, and the Existing Note, as so modified, amended and restated is hereby ratified and confirmed in all respects by Borrower. Neither this Instrument nor anything contained herein shall be construed as a substitution or novation of Borrower's indebtedness to Lender or of the Existing Note, which shall remain in full force and effect, as hereby confirmed, modified, restated and superseded.